UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21938

Voya Natural Resources Equity Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2016 to August 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2016
Voya Natural Resources Equity Income Fund
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
Voya Natural Resources Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.
The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing a call writing (selling) strategy. The Fund’s call writing strategy seeks to help the Fund achieve its investment objective by seeking to secure capital gains and generate premiums over a market cycle from writing call options.
For the period ended August 31, 2016, the Fund made quarterly distributions totaling $0.40 per share, which were characterized as $0.35 per share return of capital and $0.05 per share net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 24.21% for the period ended August 31, 2016.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $5.99 on February 29, 2016 to $6.96 on August 31, 2016, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 32.02% for the period ended August 31, 2016.(2)(3) This share price return reflects an increase in the Fund’s share price from $5.15 on February 29, 2016 to $6.36 on August 31, 2016, after taking into account the quarterly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and net asset values per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2016

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having risen more than 6% in the previous 2 – 3 weeks. With some turmoil along the way, the Index managed to build on this gain to end up 11.48% for the fiscal half-year. (The Index returned 12.51% for the six-months ended August 31, 2016, measured in U.S. dollars.)
Intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. The outlook was no better in the rest of the developed world where negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.
China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices seemed to reach their nadir on February 11 before rebounding. There was no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Some major oil producing nations announced their intent to restrict output, which might put a floor under oil prices.
It is a measure of the changed market sentiment in the new fiscal year that when the talks among major oil producers to curtail production collapsed in mid-April, an immediate 7% fall in the price of a barrel of oil was recovered within a day.
Indeed, there was much comment in the financial press at this time about the uncertainties surrounding markets, not least the uncertainty of sentiment itself. The Wall Street Journal in early May wrote about the “contradictions and confusion” involved in the recent rally in risk assets, blaming years of weak economic growth and distortive central bank stimulus. Stocks, government bonds and gold had all rallied together. The price of oil had surged despite an adverse supply backdrop. The Japanese yen was strengthening even as the Japanese economy weakened. What was an investor to make of such markets?
Still, by the end of May, the domestic economy was delivering some more encouraging data. For the latest month, retail sales rose 1.3%; consumer prices rose 0.4%, the most in more than three years; housing starts jumped 6.6%; and industrial production rose 0.7%.
FOMC officials started talking about two to three rate increases in 2016, as faint U.S. gross domestic product growth in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were likely to demand their own referendum. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Perhaps some investors felt that central banks would intensify their monetary stimulus. If so, the U.S. still seemed to be moving in the opposite direction. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again raising the prospect of two interest rate increases before year end.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 3.68% in the fiscal half-year, while the Barclays U.S. Treasury Bond sub-index added 2.11%. Indices of riskier classes did better. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 8.21%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 15.56%.
U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.60% in the six-months through August. The rebounding energy sector did best, returning 21.03%. The utilities sector was the weakest, up 8.14%. Late in the period, high-yielding “bond-proxy” sectors like utilities and telecoms weakened in favor of technology and financials in particular. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.
In currencies, the dollar fell 2.33% against the euro on reduced expectations for U.S. interest rate increases compared to February. The dollar gained 6.22% on the pound, having been in deficit before Britain’s vote to leave the EU, but lost 8.32% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.
In international markets, the MSCI Japan® Index added 3.62%, probably reflecting the positive balance of improved prospects for China plus more monetary stimulus over the rising yen. The MSCI Europe ex UK® Index rose 6.19%, all in the first three months of the period. A sizeable loss in June due to Britain’s vote was almost exactly recovered in July and August. The MSCI UK® Index climbed 13.99%, its big multinational members actually benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P North American Natural Resources Sector Index	An index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

Voya Natural Resources Equity Income Fund	Portfolio Managers’ Report

Industry Diversification as of August 31, 2016 (as a percentage of net assets)

Integrated Oil & Gas	22.9%
Oil & Gas Exploration & Production	20.9%
Oil & Gas Equipment & Services	11.9%
Oil & Gas Storage & Transportation	7.2%
Oil & Gas	5.5%
Oil & Gas Refining & Marketing	5.4%
Materials	3.9%
Gold	3.5%
Paper Products	3.1%
Pipelines	2.8%
Mining	2.1%
Packaging & Containers	1.6%
Oil & Gas Drilling	1.5%
Energy	1.5%
Metal & Glass Containers	1.4%
Paper Packaging	1.2%
Aluminum	1.0%
Building Materials	0.7%
Coal & Consumable Fuels	0.3%
Construction Materials	0.3%
Diversified Metals & Mining	0.3%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Natural Resources Equity Income Fund (the “Fund”) is a non-diversified closed-end fund that seeks total return through a combination of current income, capital gains and capital appreciation.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of, companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in exchange-traded funds (“ETFs”) comprised primarily of Natural Resources Companies. Additionally, the Fund employs an integrated options strategy which seeks to secure gains and generate premiums over a market cycle by writing (selling) call options.
Portfolio Management: The Fund is managed by Jody I. Hrazanek, Vincent Costa, Peg DiOrio, Paul Zemsky and Steven Wetter, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Equity Portfolio Construction: The Sub-Adviser will normally seek to invest in Natural Resources Companies included in, but not limited to, the S&P North America Natural Resources Index.
When selecting equity investments, the Sub-Adviser considers the ideas of its fundamental equity team and the output of its proprietary quantitative models. The Sub-Adviser’s proprietary quantitative models are designed to identify high quality, profitable companies within the energy and materials sectors that the Sub-Adviser believes are relatively undervalued, have growth potential and are favored by investors. The objective is to select companies that the Sub-Adviser believes have long-term, sustainable growth characteristics at acceptable valuation levels.
As part of the investment process, the Sub-Adviser considers high conviction stock ideas from the sector analysts covering the energy and materials sectors, with the objective of creating higher conviction alpha that has low correlation with the alpha generated by the quantitative models.
Top Ten Holdings as of August 31, 2016 (as a percentage of net assets)

Schlumberger Ltd.	7.5%
Chevron Corp.	7.1%
Exxon Mobil Corp.	6.5%
Occidental Petroleum Corp.	4.4%
Suncor Energy, Inc.	3.3%
Canadian Natural Resources Ltd.	2.8%
Enbridge, Inc.	2.8%
Kinder Morgan, Inc.	2.7%
TransCanada Corp.	2.5%
Anadarko Petroleum Corp.	2.4%
Portfolio holdings are subject to change daily.
Under normal market conditions, the Fund generally holds approximately 60 – 100 equity securities in its portfolio.
Options Strategy: Under normal market conditions, the Fund will seek to secure gains and generate premiums over a market cycle by writing (selling) call options. The Fund writes call options on selected ETFs, and/or natural resources indices of equity securities, including, but not limited to the Energy Select Sector Index, the Materials Select Sector Index, the Energy Select Sector SPDR Fund and/or the Materials Select Sector SPDR Fund.
The underlying value against which such calls will be written may vary depending on the cash flow requirements of the Fund and generally represent 30% to 80% of the total value of the Fund’s portfolio.
The Fund expects to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money,” “out-of-the-money” or “near to-the-money,” in exchange-listed option markets or over-the-counter markets with major international banks, broker-dealers and financial institutions.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of 24.21% for the period ended August 31, 2016.(1) This NAV return reflects an increase in the Fund’s NAV from $5.99 on February 29, 2016 to $6.96 on August 31, 2016, after taking into account the quarterly distributions. Based on its share price as of August 31, 2016, the Fund provided a total return of 32.02% for the period.(1) This share price return reflects an increase in the Fund’s share price from $5.15 on February 29, 2016 to $6.36 on August 31, 2016, after taking into account the quarterly distributions. The Fund’s reference index, the S&P North American Natural Resources Sector

Portfolio Managers’ Report	Voya Natural Resources Equity Income Fund

Index, returned 25.83% for the reporting period. The portfolio is designed to generally participate in only a part of an upside of the market and help protect against part of the downside. During the period, the Fund made quarterly distributions totaling $0.40 per share, which were characterized as $0.35 per share return of capital and $0.05 per share net investment income.(2) As of August 31, 2016, the Fund had 22,596,983 shares outstanding.
Portfolio Specifics: Equity Portfolio: The equity portion of the Fund outperformed its reference index during the period, due to favorable security selection within the materials sector. On an individual stock level, owning out-of-benchmark positions in Hecla Mining Company and Unit Corporation, as well as an overweight position in QEP Resources, Inc. contributed the most to relative performance. By contrast, unfavorable stock selection within the energy sector detracted value. Not owning benchmark names Teck Resources Limited Class B and ONEOK, Inc. detracted the most value, and an underweight position in Apache Corporation also detracted from results. The Fund’s allocation to cash, although within typical range, also detracted from returns.
Option Portfolio: For the period, the Fund’s covered call strategy had a negative impact on relative returns. The Fund implemented this strategy by writing call options on the Energy Select Sector (“XLE”), the Materials Select Sector SPDR (“XLB”), and Market Vectors® Gold Miners (“GDX”) exchange traded fund, which covered approximately 50% of the market value of securities. These options were generally written 2% out of the money and had expirations of around one month at inception.
The Fund’s covered call strategy seeks to generate premiums and retain some potential for upside appreciation. The impact from this strategy was negative during the period — the market’s recovery from the February lows led to losses in the beginning of the period that were not offset by gains experienced during the rest of the period.
Outlook and Current Strategy: Following a major market bottom in February, we believe global markets recovered strongly over the period as investors took the view that the global growth deceleration had largely run its course, and that a global recession would be averted. Commodity and oil prices rebounded substantially from their February lows. The expectation that the U.S. Federal Reserve Bank would delay further increases in its discount rate also underpinned this improved investor confidence.
We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets, and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2016 (Unaudited)

ASSETS:
Investments in securities at fair value*	$155,613,345
Short-term investments at fair value**	1,475,000
Total investments at fair value	$157,088,345
Cash	326
Foreign currencies at value***	22,514
Receivables:
Dividends	443,063
Foreign tax reclaims	8,467
Prepaid expenses	1,231
Other assets	7,656
Total assets	157,571,602
LIABILITIES:
Payable for investment management fees	148,365
Payable to trustees under the deferred compensation plan (Note 7)	7,656
Payable for trustee fees	769
Other accrued expenses and liabilities	129,363
Written options, at fair value^	98,950
Total liabilities	385,103
NET ASSETS	$157,186,499
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$225,810,205
Distributions in excess of net investment income	(8,570)
Accumulated net realized loss	(55,397,223)
Net unrealized depreciation	(13,217,913)
NET ASSETS	$157,186,499
* Cost of investments in securities	$169,364,072
** Cost of short-term investments	$1,475,000
*** Cost of foreign currencies	$27,583
^ Premiums received on written options	$637,222
Net assets	$157,186,499
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	22,596,983
Net asset value	$6.96
See Accompanying Notes to Financial Statements

Statement of Operations for the six months ended August 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,779,284
Total investment income	1,779,284
EXPENSES:
Investment management fees	852,599
Transfer agent fees	9,348
Shareholder reporting expense	37,720
Professional fees	23,000
Custody and accounting expense	18,400
Trustee fees	2,306
Miscellaneous expense	20,895
Interest expense	2,690
Total expenses	966,958
Net investment income	812,326
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,066,108)
Foreign currency related transactions	717
Written options	(2,406,337)
Net realized loss	(4,471,728)
Net change in unrealized appreciation (depreciation) on:
Investments	34,492,638
Foreign currency related transactions	(1,430)
Written options	131,566
Net change in unrealized appreciation (depreciation)	34,622,774
Net realized and unrealized gain	30,151,046
Increase in net assets resulting from operations	$30,963,372
* Foreign taxes withheld	$63,051
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2016	Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$812,326	$2,525,857
Net realized (loss)	(4,471,728)	(14,477,993)
Net change in unrealized appreciation (depreciation)	34,622,774	(43,293,722)
Increase (decrease) in net assets resulting from operations	30,963,372	(55,245,858)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,229,538)	(2,679,396)
Return of capital	(7,945,491)	(17,992,175)
Total distributions	(9,175,029)	(20,671,571)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(1,014,390)	—
Net decrease in net assets resulting from capital share transactions	(1,014,390)	—
Net increase (decrease) in net assets	20,773,953	(75,917,429)
NET ASSETS:
Beginning of year or period	136,412,546	212,329,975
End of year or period	$157,186,499	$136,412,546
Undistributed (distributions in excess of) net investment income at end of year or period	$(8,570)	$408,642

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3)(4)	Net investment income after expense waiver(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-16	5.99	0.04•	1.33	1.37	0.05	—	0.35	0.40	6.96	6.36	24.21	32.02	157,186	1.25	1.25	1.05	29
02-29-16	9.33	0.11	(2.54)	(2.43)	0.12	—	0.79	0.91	5.99	5.15	(26.56)	(34.47)	136,413	1.25	1.25	1.45	72
02-28-15	11.59	0.12	(1.37)	(1.25)	1.01	—	—	1.01	9.33	8.99	(10.78)	(1.83)	212,330	1.19	1.19	1.05	96
02-28-14	11.69	0.10	0.86	0.96	0.10	—	0.96	1.06	11.59	10.15	9.90	4.57	263,882	1.20	1.20	0.86	19
02-28-13	13.12	0.10•	(0.31)	(0.21)	0.09	—	1.13	1.22	11.69	10.76	(0.97)	(4.32)	266,047	1.18	1.18	0.83	30
02-29-12	15.34	0.06	(0.86)	(0.80)	1.01	—	0.41	1.42	13.12	12.50	(5.00)	(14.51)	298,725	1.22	1.22	0.44	28
02-28-11	15.86	0.12	0.83	0.95	0.12	—	1.35	1.47	15.34	16.24	6.59	7.36	347,952	1.20	1.20†	0.80†	30
02-28-10	15.18	0.13•	2.20	2.33	0.15	0.86	0.64	1.65	15.86	16.67	15.85	46.00	357,347	1.20	1.20†	0.80†	28
02-28-09	18.92	0.10•	(2.14)	(2.04)	0.13	1.57	—	1.70	15.18	12.66	(9.88)	(17.28)	341,856	1.18	1.18†	0.59†	85
02-29-08	19.18	0.17	1.27	1.44	0.12	—	1.58	1.70	18.92	17.19	8.20	0.51	429,235	1.17	1.17	0.86	57
10-24-06(5) - 02-28-07	19.06(6)	0.06•	0.20	0.26	0.04	—	0.10	0.14	19.18	18.76	1.38	(5.50)	433,595	1.23	1.18	0.88	21

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Commencement of operations.

(6)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

•
Calculated using average number of shares outstanding throughout the period.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Natural Resources Equity Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange- traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended August 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U. S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U. S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2016, the total value of written OTC call options subject to Master Agreements in a liability position was $98,950. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC options at period end. There were no credit events during the period ended August 31, 2016 that triggered any credit related contingent features.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
Under normal market conditions, the Fund will seek to secure gains and generate premiums over a market cycle by writing (selling) call options. Please refer to Note 8 for the volume of written option activity for the period ended August 31, 2016.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2016, excluding short-term securities, were $43,881,782 and $57,357,378 respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2016, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.30% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2016, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES
At August 31, 2016, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Accrued Expense	Amount
Custody	$33,175
Audit	20,933
Postage	27,755
TA	19,728
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/29/2016	1,376,305	$1,614,609
Options Written	8,045,978	6,594,234
Options Expired	(3,672,477)	(2,963,553)
Options Terminated in Closing Purchase Transactions	(4,411,930)	(4,608,068)
Balance at 08/31/2016	1,337,876	$637,222
NOTE 9 — CAPITAL SHARES
There was capital shares activity during the period ended August 31, 2016, but no capital shares activity during the year ended February 29, 2016.
Year or period ended	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased, net of commissions	Net increase (decrease)
	#	#	($)	($)
8/31/2016	(169,065)	(169,065)	(1,014,390)	(1,014,390)
2/29/2016	—	—	—	—
Share Repurchase Program
Effective March 18, 2016, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending March 18, 2017, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws.
The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their net asset value (“NAV”) per share.
For the period ended August 31, 2016, the Fund repurchased 169,065 shares, representing approximately 0.7% of the Fund’s outstanding shares for a net purchase price of  $1,014,390 (including commissions of  $4,227). Shares were repurchased at a weighted-average discount from NAV per share of 12.83% and a weighted-average price per share of  $5.98. Any future purchases will be updated in the next shareholder report.
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2016. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2015
Ordinary Income	Return of Capital
$2,679,396	$17,992,175
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Late Year Ordinary Losses Deferred	Post- October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(1,566)	$(2,083,399)	$(43,640,644)	$(26,287,867)	2017
			(5,692,716)	2018
			(12,447,608)	None
			$(44,428,191)

The Fund’s major tax jurisdictions are U.S federal and Arizona state.
As of August 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 11 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2016, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.202	9/15/2016	10/17/2016	10/5/2016
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Natural Resources	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Energy: 79.9%
71,353		Anadarko Petroleum Corp.	$3,815,245	2.4
49,844		Apache Corp.	2,477,247	1.6
45,755		Baker Hughes, Inc.	2,247,943	1.4
143,087		Canadian Natural Resources Ltd.	4,442,851	2.8
36,229	@	Carrizo Oil & Gas, Inc.	1,387,208	0.9
97,549		Cenovus Energy, Inc.	1,409,583	0.9
110,650		Chevron Corp.	11,129,177	7.1
91,823		ConocoPhillips	3,769,334	2.4
95,035		Crescent Point Energy Corp.	1,435,028	0.9
50,088		Devon Energy Corp.	2,170,313	1.4
22,767	@	Dril-Quip, Inc.	1,265,162	0.8
109,855		Enbridge, Inc.	4,338,174	2.8
37,305		ENI SpA ADR	1,124,000	0.7
39,459		EOG Resources, Inc.	3,491,727	2.2
31,796		EQT Corp.	2,273,414	1.4
117,448		Exxon Mobil Corp.	10,234,419	6.5
57,388		Halliburton Co.	2,468,258	1.6
24,372		Hess Corp.	1,323,400	0.8
196,136		Kinder Morgan, Inc.	4,285,572	2.7
108,176	@	Laredo Petroleum, Inc.	1,328,401	0.8
71,532		Marathon Oil Corp.	1,074,411	0.7
63,288		Noble Energy, Inc.	2,182,170	1.4
89,450		Occidental Petroleum Corp.	6,874,232	4.4
35,662	@	Parsley Energy, Inc.	1,207,159	0.8
30,600		Phillips 66	2,400,570	1.5
17,436		Pioneer Natural Resources Co.	3,121,916	2.0
82,428		QEP Resources, Inc.	1,574,375	1.0
44,549	@	Rice Energy, Inc.	1,171,639	0.7
23,961		Royal Dutch Shell PLC - Class A ADR	1,171,693	0.7
149,340		Schlumberger Ltd.	11,797,860	7.5
35,362		Spectra Energy Corp.	1,259,594	0.8
189,252		Suncor Energy, Inc.	5,130,622	3.3
23,600		Targa Resources Corp.	1,028,488	0.7
17,803		Tesoro Corp.	1,342,702	0.9
85,281		TransCanada Corp.	3,876,021	2.5
106,361		Transocean Ltd.	1,031,702	0.7
68,551		Valero Energy Corp.	3,794,298	2.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy (continued)
743,601		Other Securities	$9,180,294	5.8
			125,636,202	79.9
		Materials: 19.1%
21,641		Agnico-Eagle Mines Ltd.	1,096,117	0.7
162,588		Alcoa, Inc.	1,638,887	1.0
137,763		Barrick Gold Corp.	2,343,349	1.5
18,049		Compass Minerals International, Inc.	1,345,192	0.9
35,674	@	Crown Holdings, Inc.	1,934,601	1.2
88,005		Graphic Packaging Holding Co.	1,261,992	0.8
24,260		Greif, Inc. - Class A	1,034,204	0.7
58,368		International Paper Co.	2,830,264	1.8
62,425		KapStone Paper and Packaging Corp.	1,093,062	0.7
68,828		Newmont Mining Corp.	2,631,983	1.7
24,427		Packaging Corp. of America	1,920,695	1.2
42,781		Sealed Air Corp.	2,016,268	1.3
76,784		Tahoe Resources, Inc.	1,001,263	0.6
557,408		Other Securities	7,829,266	5.0
			29,977,143	19.1
		Total Common Stock (Cost $169,364,072)	155,613,345	99.0
SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
1,475,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.370%†† (Cost $1,475,000)	1,475,000	0.9
		Total Short-Term Investments (Cost $1,475,000)	1,475,000	0.9
		Total Investments in Securities (Cost $170,839,072)	$157,088,345	99.9
		Assets in Excess of Other Liabilities	98,154	0.1
		Net Assets	$157,186,499	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2016.

See Accompanying Notes to Financial Statements

Voya Natural Resources	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited) (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of August 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $171,301,061.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,358,175
Gross Unrealized Depreciation	(21,570,891)
Net Unrealized Depreciation	$(14,212,716)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$155,613,345	$—	$—	$155,613,345
Short-Term Investments	1,475,000	—	—	1,475,000
Total Investments, at fair value	$157,088,345	$—	$—	$157,088,345
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(98,950)	$—	$(98,950)
Total Liabilities	$—	$(98,950)	$—	$(98,950)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At August 31, 2016, the following over-the-counter written options were outstanding for Voya Natural Resources Equity Income Fund:
Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
868,769	JPMorgan Chase & Co.	Call on Energy Select Sector SPDR® Fund	71.820 USD	09/16/16	$453,237	$(64,534)
332,925	Goldman Sachs & Co.	Call on Materials Select Sector SPDR® Fund	49.970 USD	09/16/16	55,465	(28,662)
136,182	HSBC Bank PLC	Call on VanEck Vectors Gold Miners ETF	30.560 USD	09/16/16	128,520	(5,754)
Total Written OTC Options					$637,222	$(98,950)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$98,950
Total Liability Derivatives		$98,950

See Accompanying Notes to Financial Statements

Voya Natural Resources	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(2,406,337)
Total	$(2,406,337)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$131,566
Total	$131,566

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2016:
	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Totals
Liabilities:
Written options	$28,662	$5,754	$64,534	$98,950
Total Liabilities	$28,662	$5,754	$64,534	$98,950
Net OTC derivative instruments by counterparty, at fair value	$(28,662)	$(5,754)	$(64,534)	$(98,950)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(28,662)	$(5,754)	$(64,534)	$(98,950)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2016:
% of Total Net Assets against which calls written	50.25%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	OTM
Premiums received for calls	$637,222
Value of calls	$(98,950)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Natural Resources Equity Income Fund was held July 7, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
Class I Trustees		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	Voya Natural Resources Equity Income Fund
	John V. Boyer	1*	18,937,435.368	869,825.000	0.000	0.000	19,807,260.368
	Patricia W. Chadwick	1*	18,905,929.368	901,331.000	0.000	0.000	19,807,260.368
	Sheryl K. Pressler	1*	18,938,236.368	869,024.000	0.000	0.000	19,807,260.368
	Christopher P. Sullivan	1*	18,986,194.368	821,066.000	0.000	0.000	19,807,260.368

*
Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.
Effective on March 21, 2014, the Fund no longer employs an options “collar” strategy. Effective on April 1, 2014, the Fund’s option strategy will consist of selling (writing) call options to secure gains and generate premiums over a market cycle, generally on 30 – 80% of the total value of the Fund’s portfolio. The Fund’s equity portfolio will be actively managed and invests in stocks in North American natural resources companies using proprietary stock selection screens and fundamental input from sector analysts. Prior to October 1, 2015, the Fund generally held approximately 40 – 80 equity securities in its portfolio. Under normal market conditions, the Fund will generally hold approximately 60 – 100 equity securities in its portfolio.
The Fund may lend portfolio securities in an amount equal to up to 33 1∕3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.
The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.
Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written
European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or

ADDITIONAL INFORMATION (Unaudited) (continued)

elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2016 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2016	April 1, 2016	April 5, 2016	April 15, 2016
June 15, 2016	July 1, 2016	July 6, 2016	July 15, 2016
September 15, 2016	October 3, 2016	October 5, 2016	October 17, 2016
December 15, 2016	December 28, 2016	December 30, 2016	January 17, 2017
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ADDITIONAL INFORMATION (Unaudited) (continued)

Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IRR).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of Common Stock as of August 31, 2016 was 11, which does not include approximately 12,183 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 22, 2016 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163323          (0816-102116)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Natural Resources Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Energy: 79.9%
71,353		Anadarko Petroleum Corp.	3,815,245	2.4
49,844		Apache Corp.	2,477,247	1.6
45,755		Baker Hughes, Inc.	2,247,943	1.4
143,087		Canadian Natural Resources Ltd.	4,442,851	2.8
36,229	@	Carrizo Oil & Gas, Inc.	1,387,208	0.9
97,549		Cenovus Energy, Inc.	1,409,583	0.9
110,650		Chevron Corp.	11,129,177	7.1
114,047	@	Cloud Peak Energy, Inc.	471,014	0.3
3,936	@	Concho Resources, Inc./Midland TX	508,531	0.3
91,823		ConocoPhillips	3,769,334	2.4
95,035		Crescent Point Energy Corp.	1,435,028	0.9
150,205		Denbury Resources, Inc.	462,631	0.3
50,088		Devon Energy Corp.	2,170,313	1.4
32,790		Diamond Offshore Drilling	605,631	0.4
22,767	@	Dril-Quip, Inc.	1,265,162	0.8
109,855		Enbridge, Inc.	4,338,174	2.8
37,305		ENI SpA ADR	1,124,000	0.7
39,459		EOG Resources, Inc.	3,491,727	2.2
31,796		EQT Corp.	2,273,414	1.4
117,448		Exxon Mobil Corp.	10,234,419	6.5
21,992	@	Forum Energy Technologies, Inc.	386,399	0.2
57,388		Halliburton Co.	2,468,258	1.6
24,372		Hess Corp.	1,323,400	0.8
196,136		Kinder Morgan, Inc.	4,285,572	2.7
108,176	@	Laredo Petroleum, Inc.	1,328,401	0.8
71,532		Marathon Oil Corp.	1,074,411	0.7
22,175		Marathon Petroleum Corp.	942,659	0.6
11,200		National Oilwell Varco, Inc.	375,648	0.2
14,825	@	Newfield Exploration Co.	642,812	0.4
63,288		Noble Energy, Inc.	2,182,170	1.4
89,450		Occidental Petroleum Corp.	6,874,233	4.4
35,662	@	Parsley Energy, Inc.	1,207,159	0.8
30,600		Phillips 66	2,400,570	1.5
17,436		Pioneer Natural Resources Co.	3,121,916	2.0
173,959		Precision Drilling Corp.	716,711	0.5
82,428		QEP Resources, Inc.	1,574,375	1.0
20,029		Range Resources Corp.	772,519	0.5
44,549	@	Rice Energy, Inc.	1,171,639	0.7
64,097		Rowan Companies PLC	798,649	0.5
23,961		Royal Dutch Shell PLC - Class A ADR	1,171,693	0.7
149,340		Schlumberger Ltd.	11,797,860	7.5
11,047		SM Energy Co.	418,460	0.3
35,362		Spectra Energy Corp.	1,259,594	0.8
189,252		Suncor Energy, Inc.	5,130,622	3.3
22,165		Superior Energy Services	373,037	0.2
23,600		Targa Resources Corp.	1,028,488	0.7
17,803		Tesoro Corp.	1,342,702	0.9
85,281		TransCanada Corp.	3,876,021	2.5
106,361		Transocean Ltd.	1,031,702	0.7
51,732	@	Unit Corp.	884,100	0.6
68,551		Valero Energy Corp.	3,794,298	2.4
29,402		Williams Cos., Inc.	821,492	0.5
			125,636,202	79.9

		Materials: 19.1%
21,641		Agnico-Eagle Mines Ltd.	1,096,117	0.7
162,588		Alcoa, Inc.	1,638,887	1.0
5,024		Ball Corp.	397,851	0.2
137,763		Barrick Gold Corp.	2,343,349	1.5
17,494	@	Berry Plastics Group, Inc.	794,053	0.5
32,965	@	Boise Cascade Co.	865,002	0.5
18,049		Compass Minerals International, Inc.	1,345,192	0.9
35,674	@	Crown Holdings, Inc.	1,934,601	1.2
24,948		Domtar Corp.	931,059	0.6
5,798		Eagle Materials, Inc.	465,985	0.3
4,593		Franco-Nevada Corp.	320,683	0.2
39,711		Freeport-McMoRan, Inc.	408,626	0.3
28,606		GoldCorp, Inc.	435,955	0.3
88,005		Graphic Packaging Holding Co.	1,261,992	0.8
24,260		Greif, Inc. - Class A	1,034,204	0.7
172,942		Hecla Mining Co.	965,016	0.6
58,368		International Paper Co.	2,830,264	1.8
62,425		KapStone Paper and Packaging Corp.	1,093,062	0.7
107,988	@	Kinross Gold Corp.	430,872	0.3
2,399		Martin Marietta Materials, Inc.	439,089	0.3
68,828		Newmont Mining Corp.	2,631,983	1.7
24,427		Packaging Corp. of America	1,920,695	1.2
42,781		Sealed Air Corp.	2,016,269	1.3
76,784		Tahoe Resources, Inc.	1,001,263	0.6
3,229		Vulcan Materials Co.	367,686	0.2
12,701		WestRock Co.	608,378	0.4
99,010		Yamana Gold, Inc.	399,010	0.3
			29,977,143	19.1

	Total Common Stock
	(Cost $169,364,072)		155,613,345	99.0

SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
1,475,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.370%††
		(Cost $1,475,000)	1,475,000	0.9

	Total Short-Term Investments
	(Cost $1,475,000)		1,475,000	0.9

	Total Investments in Securities (Cost $170,839,072)		$157,088,345	99.9
	Assets in Excess of Other Liabilities		98,154	0.1
	Net Assets		$157,186,499	100.0

See Accompanying Notes to Financial Statements

Voya Natural Resources Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

††	Rate shown is the 7-day yield as of August 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $171,301,061.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,358,175
Gross Unrealized Depreciation	(21,570,891)

Net Unrealized Depreciation	$(14,212,716)

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

May 1-31, 2016	105,464	$5.83	105,464	2,171,140
June 1-30, 2016	5,700	$6.02	5,700	2,270,904
July 1-31, 2016	57,901	$6.19	57,901	2,218,703
Aug 1-31, 2016	0	$0.00	0	2,276,604

Total	169,065		169,065

* The Registrant’s repurchase program, which authorized the repurchase of 2,276,604 shares, was announced on March 18, 2016.

Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Natural Resources Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 4, 2016